UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Effective February 22, 2019, DHI Mortgage Company, Ltd., a Texas limited partnership (“DHI Mortgage” or the “Seller”), and a subsidiary of D.R. Horton, Inc., a Delaware corporation, U.S. Bank National Association, a national banking association, as a buyer, and as administrative agent, (“U.S. Bank” or “Buyer” or “Administrative Agent”) and other buyers listed as a buyer (collectively, the "Buyers") hereto entered into a Sixth Amendment to the Second Amended and Restated Master Repurchase Agreement (the “Sixth Amendment”). The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015, a First Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 26, 2016, a Second Amendment to Second Amended and Restated Master Repurchase Agreement dated as of June 24, 2016, a Third Amendment to Second Amended and Restated Master Repurchase Agreement dated as of September 23, 2016, a Fourth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 24, 2017, and a Fifth Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 23, 2018 (collectively, the “Amended Repurchase Facility”).

The Amended Repurchase Facility provides financing and liquidity to DHI Mortgage by facilitating purchase transactions in which DHI Mortgage transfers eligible loans to Buyers against the transfer of funds by Buyers (thereby becoming purchased loans). The purchase transactions are based on the terms and conditions in the Amended Repurchase Facility and the ancillary or operative agreements attached thereto or referred to therein, including the Amended and Restated Custody Agreement, dated March 1, 2013, by and between DHI Mortgage and U.S. Bank.

The primary change covered by the Sixth Amendment is to extend the maturity date of the facility by 364 days, with a secondary benefit of lower pricing.

The Sixth Amendment changes the term of the Amended Repurchase Facility through the earlier of (i) February 21, 2020, or (ii) the date when the Buyers’ commitments are terminated pursuant to the Amended Repurchase Facility, by order of any governmental authority or by operation of law.

The Sixth Amendment is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01. “Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibit

10.1
Sixth Amendment to Second Amended and Restated Master Repurchase Agreement, dated February 22, 2019, among DHI Mortgage Company, Ltd., U.S. Bank National Association, as Administrative Agent, Sole Book Runner, Lead Arranger, and a Buyer, and all other Buyers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	February 22, 2019	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

3